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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO

           SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)     NOVEMBER 25, 2002
                                               -------------------------------


Commission file number                        0-20164
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                       Krupp Government Income Trust II
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         Massachusetts                               04-3073045
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(State or other jurisdiction                        (IRS employer
of incorporation or organization)                identification no.)


One Beacon Street, Boston, Massachusetts                02108
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(Address of principal executive offices)              (Zip Code)


                                 (617) 523-0066
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              (Registrant's telephone number, including area code)



Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

  Yes   X    No
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Item 5.       OTHER EVENTS

              UPDATES ON POTENTIAL LOAN PAYOFFS

              The following information updates information included in the quarterly report for the period ended September 30, 2002 of Krupp Government Income Trust II ("GIT II"). GIT II is providing this information solely in light of the announcement by Berkshire Income Realty, Inc. ("BIR") of its intention to conduct an exchange offer for shares. By disclosing the information below, GIT II does not intend to indicate that it believes this information to be material to shareholders. Moreover, GIT II expressly disclaims any obligation to provide periodic updates regarding the status of its mortgage portfolio or otherwise, other than in its regular quarterly or annual public filings.

              On November 25, 2002, GIT II received $4,488,878, which was a payoff of the Sunset Summit Additional Loan. The payoff consisted of $1,900,000 for the principal due on the Additional Loan, base interest of $33,250, Preferred Interest of $1,532,498 and Participating Appreciation Interest of $1,023,130. On December 26, 2002, GIT II received the proceeds from the Fannie Mae MBS of $9,094,934. During the first half of 2003 GIT II will pay a special dividend of $0.74 per share from the prepayment of the Sunset Summit PIMI.

              On December 30, 2002, GIT II received a prepayment of the Mequon Trails PIM participation feature totaling $572,226. The payoff consisted of $385,000 of Shared Appreciation Interest and $187,226 of Minimum Additional Interest and Shared Income Interest. GIT II will receive the proceeds from the Fannie Mae MBS portion of the Mequon Trails PIM in January 2003 (approximately $13,008,000). GIT II will make a special dividend of $0.74 per share from the proceeds of the Mequon Trails PIM prepayment during the first half of 2003.

              GIT II expects to receive a prepayment of the Oasis at Springtree Additional Loan during the first quarter of 2003.

              The borrower on the Crossings Village PIMI has contacted GIT II regarding a payoff. GIT II expects that this loan will not be paid off until October 2003 at the earliest due to the yield maintenance provision on the first mortgage, which underlies the Fannie Mae MBS.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                            KRUPP GOVERNMENT INCOME TRUST II
                            --------------------------------
                                      (Registrant)



                            BY:    /S/ ROBERT A. BARROWS
                               -----------------------------------------------
                               Robert A. Barrows
                               Treasurer and Chief Accounting Officer of
                               Krupp Government Income Trust II.






Date:    January 3, 2003





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